EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Amendment No. 3 to Registration Statement No. 33-78166 of Hvide Marine Incorporated on Form S-1 of our report dated January 26, 1996 (relating to the financial statements of the OMI Chemical Carrier Group presented separately herein) appearing in the Prospectus, which is part of this Registration Statement.


    We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          DELOITTE & TOUCHE LLP


New York, New York
July 10, 1996